Exhibit 10.12
STOCK PLEDGE AND SECURITY AGREEMENT
     This STOCK PLEDGE AND SECURITY AGREEMENT (“Agreement”) is made and entered into as of the 6th day of April, 2009, by and between FORTEGRA FINANCIAL CORPORATION, a Georgia corporation (hereinafter referred to as “Pledgor”), and COLUMBUS BANK AND TRUST COMPANY, a Georgia banking corporation (hereinafter referred to as “Secured Party”). Capitalized words used and not otherwise defined herein shall, to the extent defined in the Loan Agreement, (as hereinafter defined) have the meanings ascribed to such words in the Loan Agreement (defined below).
WITNESSETH THAT:
     WHEREAS, Secured Party is this day extending a revolving line of credit to Pledgor in the stated principal amount of $15,000,000.00 (the “Loan”) and to evidence said Loan Pledgor is executing and delivering to Secured Party that certain Revolving Line of Credit Note dated of even date herewith in the stated principal amount of Fifteen Million and No/100ths Dollars ($15,000,000.00) (such Revolving Line of Credit Note as originally executed and as same may be amended, restated, amended and restated, modified, extended and/or renewed from time to time being herein referred to as the “Note”); and
     WHEREAS, the Loan is being made pursuant to that certain Line of Credit Agreement by and among Pledgor, LOTS Intermediate Co., a Delaware corporation (“LOTS”) and Secured Party dated of even date herewith (such Line of Credit Agreement as originally executed and as same may be amended, restated, amended and restated, modified extended and/or renewed from time to time being herein referred to as the “Loan Agreement”); and
     WHEREAS, Pledgor owns all of the issued and outstanding stock of LOTS; and
     WHEREAS, as a condition to making the Loan, Secured Party has required Pledgor to enter into this Agreement and to pledge to Secured Party all of the issued and outstanding stock in LOTS, as more fully described herein, to secure the payment of the Loan and other secured obligations herein described;
     NOW, THEREFORE, for and in consideration of the aforesaid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Secured Party to accept the Note and to make the Loan to Pledgor, Pledgor hereby covenants and agrees with Secured Party as follows:
     1. Secured Obligations. This Agreement is given to secure the due and punctual payment and performance of (i) all indebtedness and obligations of Pledgor to Secured Party evidenced by or arising under the Note or any other Loan Documents, whether now existing or hereafter arising, including any extensions and renewals of said Note or other Loan Documents,
(ii) all costs of collection incurred by Secured Party in enforcing this Agreement or any of the Loan Documents, (iii) all obligations of Pledgor under this Agreement, and (iv) any and all other indebtedness, liabilities and obligations which may now or hereafter be owing by Pledgor to Secured Party, whether direct, indirect or by way of assignment, whether joint or several, absolute or contingent, due or to become due, and whether as principal, maker, endorser, surety, guarantor, or otherwise under the Loan Documents (all of said debts, obligations and liabilities are hereinafter collectively referred to as the “Secured Obligations”).
     2. Pledge and Security Interest.
     (a) Contemporaneously with the execution hereof or previously, Pledgor has delivered to Secured Party stock certificates representing the following specified shares of common stock of LOTS, as follows:

NAME OF SHAREHOLDER	NO. OF SHARES	PAR VALUE	CERT. NO.
Fortegra Financial Corporation	1,000	$0.01 per share	2
     Pledgor hereby pledges and grants to Secured Party a security interest in all of the above listed shares of common stock of LOTS evidenced by the aforesaid stock certificates (constituting all of the issued and outstanding stock of said corporation on the date hereof), together with all dividends, stock dividends, stock splits, warrants, options, stock purchase rights, and all other property at any time and from time to time distributed by said corporation in respect of, or in exchange for, or in substitution of any and all such stock, and all proceeds thereof, whether now existing or at any time hereafter acquired or issued (collectively the “Stock Collateral”). The delivery to Secured Party of any securities now or hereafter included in the Stock Collateral shall be accompanied by stock powers executed in blank and by such other documents or instruments as Secured Party may reasonably request. Each subsequent delivery of certificates for such Stock Collateral shall be accompanied by a schedule showing the number of shares and the number of each certificate representing such shares and then being pledged hereunder, which schedule shall be attached hereto and made a part hereof.
     Should any other property of any nature whatsoever of Pledgor be conveyed to Secured Party or otherwise come into the possession of Secured Party as security for the Secured Obligations, unless such property shall be covered by and subject to the terms of a separate security agreement executed and delivered by Pledgor to Secured Party as security for any of the Secured Obligations, such shall automatically become subject to the terms of this Agreement, and all such property shall, along with the Stock Collateral, be sometimes referred to hereinafter as the “Collateral.”
     (b) Upon the request of Secured Party, Pledgor will execute such financing statements and other documents, pay the cost of filing or recording the same in all public offices deemed necessary or appropriate by Secured Party, and do such other acts and things as Secured Party may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral, free of all other liens and claims of every nature whatsoever other than those in favor of Secured Party. Pledgor hereby authorizes Secured Party to prepare and file, without Pledgor’s execution thereof, such financing statements as Secured Party deems appropriate to perfect, protect and/or preserve its security interest in any of the Collateral.
     3. Representations and Warranties. Pledgor hereby represents and warrants to Secured Party as follows:
          a. The stock certificate(s) identified in Section 2 hereof and delivered to the Bank are genuine and in all respects what they purport to be.
          b. Pledgor is the legal owner of the Stock Collateral and holds full and absolute beneficial title to the Stock Collateral, free and clear of all liens, charges, encumbrances, security interest, and voting trust restrictions, shareholder agreements and similar agreements of every kind and nature except for those in favor of Secured Party.
          c. That no consent or approval of any person, entity, or government or regulatory authority is necessary to the validity of the pledge contained in this Agreement, except such as have been obtained, and it is not necessary in connection with the execution and delivery of this Agreement to register the Stock Collateral under the Securities Act of 1933, as amended.
          d. That Pledgor has full power and authority to pledge the Stock Collateral to Secured Party as security for the Secured Obligations, and will defend its title thereto against the claims of all persons whomsoever.
          e. That Pledgor has granted to Secured Party a security interest in the Stock Collateral which is at the time hereof valid, perfected and of first priority under applicable law subject to no other liens and no financing statement, security interest, or other lien or encumbrance covering the Stock Collateral or its proceeds is outstanding or on file in any public office, except any, if any, that may have been filed in favor of the Bank.
          f. That Pledgor has revoked all proxies heretofore given (except those in favor of Secured Party) and covenants not to extend further proxies or powers of attorney with respect to the Stock Collateral so long as this Agreement remains in full force and effect.
          g. That Pledgor has the full power and authority to enter into this Agreement and to perform its obligations hereunder, and this Agreement constitutes the valid, binding, and enforceable agreement of Pledgor, enforceable against Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally, and except with respect to the applicability of general equitable principles which may limit the availability of specific performance or other equitable remedies.

     4. Registration in Nominee Name; Denominations. Secured Party shall have the right (in its reasonable and absolute discretion) to have the stock certificate(s) representing the Stock Collateral assigned in blank in favor of Secured Party. Upon the occurrence and during the continuance of an Event of Default under this Agreement, Secured Party may have such Stock Collateral registered in the name of Secured Party or any nominee or nominees of Secured Party upon notice to Pledgor. Secured Party shall at all times have the right to exchange the stock certificate(s) representing the Stock Collateral for stock certificate(s) of smaller or larger denominations for any purpose consistent with its performance of this Agreement.
     5. Covenants. Until such time as all of the Secured Obligations are paid in full with Secured Party having no further commitment to advance funds under the Note, Pledgor covenants and agrees with Secured Party as follows:
     (a) Pledgor shall keep the Stock Collateral free from all security interests, liens, levies, attachments, voting restrictions, and all other encumbrances, except for the interest of Secured Party herein granted;
     (b) Pledgor shall not assign, sell, transfer, deliver, or otherwise dispose of any of the Collateral or any interest therein other than as permitted by Section 4(q) of the Loan Agreement without the express prior written consent of Secured Party, which may be withheld by Secured Party in its reasonable discretion; provided, however, notwithstanding anything contained herein or in the Loan Agreement to the contrary, Pledgor may not sell or transfer any of the Stock Collateral without the prior written consent of Secured Party, which consent may be withheld in the reasonable discretion of Secured Party;
     (c) Pledgor shall pay all taxes, assessments, and all other charges of any nature which may be levied on or assessed against the Collateral or distributions in respect of the Collateral owed by Pledgor, except for taxes, assessments or charges which are in good faith being timely contested by Pledgor and are properly reserved against by Pledgor;
     (d) Pledgor now owns and shall continue to own 100% of the issued and outstanding capital and common stock of LOTS, all of which stock shall be included in the Stock Collateral; and
     (e) Pledgor will not vote any of the stock represented by the Stock Collateral to permit, and will vote such stock to prohibit, any purchase, redemption, retirement or other acquisition of any of the Stock Collateral by LOTS.
     6. Voting Rights; Dividends, etc.
     (a) Unless and until an Event of Default hereunder shall have occurred and be continuing and until receipt of notice from Secured Party as provided below:

          (i) Pledgor shall be entitled to exercise any and all voting and consensual rights and powers accruing to an owner of the Stock Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement;
          (ii) Pledgor shall be entitled to receive and retain any and all cash dividends payable on the Stock Collateral. Notwithstanding the foregoing, any and all stock or liquidating dividends, other distribution in property, return of capital or distribution made on or in respect of the Stock Collateral, whether resulting from a subdivision, combination or reclassification of common stock or received in exchange for the Stock Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets shall be and become part of the Stock Collateral pledged hereunder and, if received by Pledgor, shall promptly be delivered to Secured Party to be held subject to the terms of this Agreement.
     (b) Upon the occurrence and during the continuance of any Event of Default, after Secured Party shall have notified Pledgor in writing of the suspension of its rights in Section 6(a) hereof:
          (i) All rights of Pledgor to receive and retain cash dividends payable on the Stock Collateral pursuant to Section 6(a)(ii) hereof shall cease and all such dividends shall be paid to Secured Party for application to the Secured Obligations. After the occurrence and during the continuance of said Event of Default, Pledgor agrees to promptly deliver to Secured Party any and all cash, checks, drafts, or other instruments for the payment of money which may be received by Pledgor as dividends or otherwise with respect to the Stock Collateral, duly endorsed and assigned to Secured Party, and same shall be held in a non-interest bearing account to be established by Secured Party upon receipt of such money or property as part of the Collateral subject to the terms of this Agreement (which account shall be under the exclusive control of Secured Party) or at Secured Party’s option, applied to the Secured Obligations (whether or not same is then due) in such order of application as is determined by Secured Party in its discretion; and
          (ii) All rights of Pledgor to exercise the voting and consensual rights and powers which Pledgor is entitled to exercise pursuant to Section 6(a) (i) hereof shall cease, and all such rights shall thereupon become vested in Secured Party, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.
     7. Performance of Pledgor’s Obligations. At Secured Party’s option, Secured Party may (but shall not be obligated to) from time to time perform any agreement of Pledgor hereunder which Pledgor shall fail to perform, and may take any other reasonable action which Secured Party deems necessary for the maintenance or preservation of the value of the Collateral or Secured Party’s interest therein; and any such cost so incurred shall be due and payable by Pledgor as provided in Section 7(o) of the Loan Agreement.
     8. Attorney-in-Fact. Pledgor hereby irrevocably constitutes and appoints Secured Party as Pledgor’s agent and attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any interest which Secured Party may deem necessary or advisable to accomplish the purposes hereof; provided, however, that such appointment of Secured Party shall not become effective until an Event of Default shall have occurred and be continuing. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Pledgor representing any interest or dividend or other distribution payable in respect of the Stock Collateral or any part thereof and give full discharge for the same. As Pledgor’s attorney-in-fact, Secured Party shall have full power and authority to execute and deliver, in Pledgor’s name or in Pledgor’s behalf, any and all applications, certificates, endorsements, instruments and other documents of every nature which Secured Party at any time and from time to time shall reasonably deem necessary for the establishment and continuation of its perfected security interest in the Collateral or for the exercise of any of its rights and remedies herein provided with respect to the Collateral, including, but not limited to, any disposition of Collateral in the event of foreclosure. In exercising the power of attorney herein granted, Secured Party may act by and through its authorized loan officers or any other designee. The foregoing power of attorney is coupled with an interest, is irrevocable, and shall be terminated only upon payment in full of the Secured Obligations.
     9. Events of Default. Pledgor shall be in default under this Agreement upon the occurrence of any one or more of the following events (hereinafter referred to as “Events of Default” with each being an “Event of Default”): (i) any default shall occur in the payment of any sum when due under the Note or any of the other Secured Obligations; (ii) an Event of Default shall occur under, and as defined in, the Loan Agreement or any of the other Loan Documents; (iii) the breach by Pledgor of any of the covenants or terms set forth in Section 5 of this Agreement or elsewhere in this Agreement and such failure is not cured by Pledgor within five (5) days after written notice of such failure is given by Secured Party to Pledgor; (iv) failure of Pledgor to observe any term, covenant or provision set forth in this Agreement and such failure is not cured by Pledgor within five (5) days after written notice of such failure is given by Secured Party to Pledgor; or (v) any of the representations or warranties herein made by Pledgor shall prove to have been false or misleading in any material respect as of the date made.
     10. Rights and Remedies on Default. Upon the occurrence and during the continuance of an Event of Default under this Agreement and in addition to the rights set forth elsewhere herein, in the Note, in the other Loan Documents (as defined in the Loan Agreement) or available under applicable law, Secured Party may, in Secured Party’s sole discretion and without further notice or demand (i) declare all the Secured Obligations to be immediately due and payable, (ii) proceed immediately to exercise any and all of Pledgor’s rights, powers and privileges with respect to the Stock Collateral or any other Collateral, including without limitation, the right to sell or otherwise dispose of the Stock Collateral or any other Collateral, or any part thereof, at private or public sale in such manner as Secured Party shall deem reasonable, and (iii) exercise any other right or remedy available to Secured Party under the Georgia Uniform Commercial Code or otherwise available by any agreement with Pledgor or under applicable federal or state law. All rights and remedies herein specified are cumulative and are in addition to such other rights and remedies as may be available to Secured Party.

     Secured Party shall act as the authorized agent and attorney-in-fact of Pledgor in disposing of the Stock Collateral, and in that capacity is authorized to take such action on behalf of Pledgor as will further such a disposition, including without limitation, any necessary endorsement or signature in Secured Party’s own or Pledgor’s name. Pledgor expressly acknowledges that compliance with federal or state securities and other laws may limit the disposition of the Stock Collateral by Secured Party. No disposition of the Stock Collateral by Secured Party following the occurrence and during the continuance of an Event of Default shall be deemed to be a breach of any duty to Pledgor to be commercially reasonable because a better sales price might have been attained through an alternative disposition if Secured Party has acted reasonably and in good faith, or if Secured Party in good faith has determined that the alternative disposition might constitute a violation of state or federal laws. Without limiting the generality of the foregoing, Secured Party may at any sale of the Stock Collateral restrict the prospective bidders or purchasers of the Stock Collateral to Persons who will represent and agree that they are purchasing the Stock Collateral for their own account for investment and not with a view to distribution or sale, to Persons who represent and agree that they are all residents of one particular state, or to Persons who represent and agree that they are sophisticated investors having such net worth that they could withstand the loss of any investment made in purchasing any part or all of the Stock Collateral, or other similar restrictions, along with restricting the number of purchasers or prospective purchasers of said Stock Collateral. Any purchaser at a sale conducted pursuant to the terms of this Agreement shall hold the property sold absolutely, free from any claim or right on the part of Pledgor, and Pledgor hereby waives any right of redemption, stay or appraisal under present or future law. Each and every purchaser of any of the Stock Collateral shall be vested with all shareholder’s rights provided by the stock purchased, including without limitation, all voting and dividend rights. Pledgor agrees that Secured Party may purchase the Stock Collateral or any part thereof at any such sale. Any requirement imposed by law regarding the giving to Pledgor of prior notice of any sale or other disposition of the Stock Collateral shall be deemed reasonable if given by Secured Party in writing at least ten days prior to such sale or other disposition specifying the time and place thereof.
     11. Application of Proceeds. No disposition of any of the Collateral shall extinguish any of the Secured Obligations, except to the extent that the net proceeds are applied thereto, such proceeds to be applied first to the payment of all costs and expenses of collection and disposition of the Collateral (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses), and then toward payment of the Secured Obligations, in such order of application as Secured Party may from time to time elect, and such, if any, remaining balance paid to Pledgor or other party lawfully entitled thereto.
     12. Term of Agreement. This Agreement shall terminate only upon final payment in full of the Secured Obligations with Secured Party having no obligation to fund further advances under the Note, at which time Secured Party shall (as long as the Stock Collateral or other Collateral is not subject to any other pledge in favor of Secured Party that remains outstanding) reassign and deliver to Pledgor any Stock Collateral and any other Collateral then held by Secured Party, together with appropriate instruments of reassignment and release, including all Uniform Commercial Code termination statements or similar documents that Pledgor shall reasonably request to evidence such termination and release. Such reassignment shall be without recourse upon or warranty by Secured Party.

     13. Securities. In view of the position of Pledgor in relation to the Stock Collateral, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the “Federal Securities Laws”) with respect to any disposition of the Stock Collateral permitted hereunder. Similarly, there may be other legal restrictions or limitations affecting Secured Party in any attempt to dispose of all or any part of the Stock Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Pledgor understands and acknowledges that compliance with the Federal Securities Laws and state securities laws may limit the course of conduct of Secured Party if Secured Party were to attempt to dispose of all or any part of the Stock Collateral and may also limit the extent to which or the manner in which any subsequent transferee of any Stock Collateral may dispose of the same, and such compliance by Secured Party shall not be deemed to constitute a breach of any duty or obligation to Pledgor.
     14. Miscellaneous.
          (a) Notices. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be made in accordance with Section 7(b) of the Loan Agreement.
          (b) Survival. All representations, warranties, covenants and agreements herein contained shall survive the execution and delivery of this Agreement.
          (c) No Waiver. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power or remedy granted hereunder, or available at law, in equity or otherwise, shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, power or remedy by Secured Party preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.
          (d) Incorporation by Reference. The Loan Agreement, the Note and all other documents and instruments executed in connection with the making by Secured Party of the Loan to Pledgor are incorporated herein and made a part hereof by this reference.
          (e) Amendments. This Agreement may be amended only by written agreement among the parties hereto.
          (f) Time of Essence. Time is of the essence under this Agreement.
          (g) Governing Law. This Agreement and the construction and enforcement hereof shall be governed in all respects by the laws of the State of Georgia.
          (h) Heirs, Personal Representative, Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, except that Pledgor shall not be permitted to assign its obligations under this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any options with respect to all or any of the cash, securities, certificates, instruments or other property held as Collateral under this Agreement.
          (i) Severability. If any provision of this Agreement or any portion thereof shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or other remaining provisions.
          (j) Further Assurances. Pledgor agrees to do such further acts, and to execute and deliver such additional conveyances, assignments, agreements and instruments as Secured Party may at any time reasonably request in connection with the administration and enforcement of this Agreement or relative to the Collateral or any part thereof, or in order better to assure and confirm to Secured Party its rights, powers and remedies hereunder.
          (k) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.
          (l) Headings. The descriptive headings of the several paragraphs are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.
          (m) Cumulative Rights. Each and every right granted to Secured Party under this Agreement or under any other document delivered hereunder or in connection herewith or allowed it by law or in equity shall be cumulative and may be exercised from time to time. No failure on the part of Secured Party to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right preclude any other or further exercise of the same or any other right. No waiver by Secured Party of any Event of Default shall constitute a waiver of any subsequent Event of Default.
          (n) Indemnity. Pledgor agrees to and shall indemnify Secured Party from and against any and all claims, losses and liabilities (including, without limitation, reasonable attorney fees) arising by reason of the execution hereof or the consummation of the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Secured Party’s gross negligence or willful misconduct.
     15. Consideration. Pledgor hereby confirms that Pledgor has received adequate and sufficient consideration for its execution and delivery of this Agreement.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Pledgor has duly executed and delivered this Agreement to Secured Party, under seal, as of the date first above written

FORTEGRA FINANCIAL CORPORATION, a Georgia corporation
By:	/s/ Richard S. Kahlbaugh
	Name:	Richard S. Kahlbaugh
	Title:	Chief Executive Officer and President (CORPORATE SEAL)